Exhibit 99.3

Financial Trends
Fourth Quarter 2022
January 19, 2023

Please direct inquiries to:

Jennifer Childe
Senior Vice President, Director of Investor Relations
(312) 444-3290 or jennifer.childe@ntrs.com

Briar Rose
Vice President, Investor Relations
(312) 557-5297 or briar.rose@ntrs.com

The historical financial results and trends reflected in this report are not indicative of future financial results and trends for Northern Trust Corporation. This report should be read in conjunction with the Corporation's Fourth Quarter 2022 earnings press release and periodic reports to the Securities and Exchange Commission, all of which contain additional information about factors that could affect the Corporation's future financial results and trends. The Corporation assumes no obligation to update this report.

TABLE OF CONTENTS

	1	7
	Financial Summary	Balance Sheet Mix Trends

	2	8
	Income Statement	Interest Rate Trends

	3	9
	Net Income Trends	Asset Quality

	4	10
	Fee Detail	Trust Assets

	5	11
	Balance Sheet (EOP)	Reconciliation to FTE

	6	12
	Balance Sheet Trends	Reconciliation to FTE (Ratios)

Northern Trust Corporation
FINANCIAL SUMMARY
($ in Millions except per share information)
							2021				2022
	2018	2019	2020	2021	2022		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
						Profitability:
	$1,556.4	$1,492.2	$1,209.3	$1,545.3	$1,336.0	Net Income	$375.1	$368.1	$395.7	$406.4	$389.3	$396.2	$394.8	$155.7
	1,489.9	1,428.9	1,141.0	1,490.6	1,282.4	Earnings Allocated to Common and Potential	355.2	360.2	376.5	398.7	370.0	388.3	375.4	148.7
						Common Shares

	$6.68	$6.66	$5.48	$7.16	$6.16	Basic Earnings Per Share	$1.71	$1.73	$1.81	$1.92	$1.78	$1.86	$1.80	$0.71
	6.64	6.63	5.46	7.14	6.14	Diluted Earnings Per Share	1.70	1.72	1.80	1.91	1.77	1.86	1.80	0.71
	35%	—%	(18%)	31%	(14%)	Diluted EPS Growth over Previous Year	10%	18%	36%	70%	4%	8%	—%	(63%)

	16.2%	14.9%	11.2%	13.9%	12.7%	Return on Average Common Equity	13.7%	13.7%	13.7%	14.5%	14.2%	15.7%	14.9%	5.9%

	1.27%	1.27%	0.88%	0.99%	0.88%	Return on Average Assets	0.99%	0.96%	1.00%	1.00%	0.97%	1.03%	1.07%	0.42%

	33.3%	32.4%	27.1%	31.5%	26.6%	Profit Margin (pre-tax) (FTE)(1)	31.6%	31.1%	32.2%	31.0%	30.0%	31.0%	30.4%	13.4%
	25.9%	24.4%	19.7%	23.8%	19.6%	Profit Margin (after-tax) (FTE)(1)	23.6%	23.2%	24.1%	24.2%	22.6%	22.3%	22.3%	10.1%

	72.3%	72.0%	75.9%	78.2%	71.6%	Noninterest Income to Total Revenue (FTE)(1)	78.2%	78.4%	78.3%	77.9%	77.5%	73.6%	70.3%	64.2%

	62.5%	63.1%	65.1%	67.1%	65.1%	Trust Fees to Total Revenue (FTE)(1)	66.9%	67.7%	67.6%	66.2%	67.7%	64.2%	61.0%	67.9%

	20.5%	23.2%	25.7%	23.1%	24.4%	Effective Tax Rate (US GAAP)	24.4%	24.3%	23.6%	20.2%	23.8%	26.7%	24.7%	18.2%
	22.1%	24.5%	27.2%	24.5%	26.3%	Effective Tax Rate (FTE)(1)	25.4%	25.6%	25.2%	21.8%	24.8%	28.2%	26.4%	24.4%

						Capital Ratios:(2)
						Standardized Approach
	12.9%	12.7%	12.8%	11.9%	10.8%	Common Equity Tier 1 Capital	12.0%	12.0%	11.9%	11.9%	11.4%	10.5%	10.1%	10.8%
	14.1%	14.5%	13.9%	12.9%	11.8%	Tier 1 Capital	13.0%	13.1%	12.9%	12.9%	12.4%	11.5%	11.1%	11.8%
	16.1%	16.3%	15.6%	14.1%	13.9%	Total Capital	14.5%	14.5%	14.3%	14.1%	13.6%	12.6%	12.2%	13.9%
	8.0%	8.7%	7.6%	6.9%	7.1%	Tier 1 Leverage	6.9%	7.1%	7.1%	6.9%	6.5%	6.7%	7.0%	7.1%

						Advanced Approach
	13.7%	13.2%	13.4%	13.2%	11.5%	Common Equity Tier 1 Capital	12.8%	13.1%	13.0%	13.2%	12.1%	11.6%	11.4%	11.5%
	15.0%	15.0%	14.5%	14.3%	12.5%	Tier 1 Capital	14.0%	14.2%	14.1%	14.3%	13.2%	12.7%	12.5%	12.5%
	16.9%	16.8%	15.9%	15.3%	14.5%	Total Capital	15.2%	15.5%	15.4%	15.3%	14.2%	13.7%	13.5%	14.5%
	8.0%	8.7%	7.6%	6.9%	7.1%	Tier 1 Leverage	6.9%	7.1%	7.1%	6.9%	6.5%	6.7%	7.0%	7.1%
	7.0%	7.6%	8.6%	8.2%	7.9%	Supplementary Leverage (3) (4)	8.1%	8.2%	8.4%	8.2%	7.9%	7.6%	7.7%	7.9%

						Per Share Information / Ratios:
	$1.94	$2.60	$2.80	$2.80	$2.90	Cash Dividends Declared Per Common Share	$0.70	$0.70	$0.70	$0.70	$0.70	$0.70	$0.75	$0.75
	29%	39%	51%	39%	47%	Dividend Payout Ratio	41%	41%	39%	37%	40%	38%	42%	106%

	$83.59	$106.24	$93.14	$119.61	$88.49	Market Value Per Share (End of Period)	$105.11	$115.62	$107.81	$119.61	$116.45	$96.48	$85.56	$88.49
	12.6	16.0	17.1	16.8	14.4	Stock Price Multiple of Earnings	18.8	19.7	17.0	16.8	16.2	13.1	11.7	14.4
						(based on trailing 4 quarters of diluted EPS)

	$43.95	$46.82	$51.87	$53.58	$49.78	Book Value Per Common Share (End of Period)	$50.80	$52.49	$53.04	$53.58	$50.51	$48.87	$48.68	$49.78

(1)	Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent - Ratios on page 12 for further detail.
(2)	Capital ratios for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.
(3)	Effective January 1, 2018, the Corporation and Bank are subject to a minimum supplementary leverage ratio of 3 percent.
(4)
From April 1, 2020, through April 1, 2021, the Federal Reserve issued temporary Supplementary Leverage Ratio (SLR) relief that required Northern Trust to exclude U.S. Treasury balances from the SLR. Please see the Northern Trust Corporation Pillar 3 disclosures for further SLR discussion.

Northern Trust Corporation
INCOME STATEMENT
($ in Millions except per share information)

TWELVE MONTHS		CHANGE			FOURTH QUARTER		CHANGE
2022	2021	$	%		2022	2021	$	%
$2,496.3	$2,487.3	$9.0	—%	Asset Servicing Trust, Investment and Other Servicing Fees	$588.0	$625.1	$(37.1)	(6)%
1,936.3	1,873.8	62.5	3%	WM Trust, Investment and Other Servicing Fees	454.1	485.9	(31.8)	(7)%
4,432.6	4,361.1	71.5	2%	Total Fees	1,042.1	1,111.0	(68.9)	(6)%
288.6	292.6	(4.0)	(1)%	Foreign Exchange Trading Income	65.4	76.9	(11.5)	(15)%
39.3	44.3	(5.0)	(11)%	Treasury Management Fees	8.3	10.6	(2.3)	(21)%
136.2	140.2	(4.0)	(3)%	Security Commissions and Trading Income	35.1	35.9	(0.8)	(2)%
191.3	243.9	(52.6)	(22)%	Other Operating Income	47.3	72.3	(25.0)	(35)%
(214.0)	(0.3)	(213.7)	N/M	Investment Security Gains (Losses), net	(213.7)	(0.3)	(213.4)	N/M
4,874.0	5,081.8	(207.8)	(4)%	Total Noninterest Income	984.5	1,306.4	(321.9)	(25)%

2,923.3	1,442.1	1,481.2	103%	Interest Income (FTE*)	1,185.6	372.2	813.4	N/M
990.5	23.8	966.7	N/M	Interest Expense	635.6	1.6	634.0	N/M
1,932.8	1,418.3	514.5	36%	Net Interest Income (FTE*)	550.0	370.6	179.4	48%

6,806.8	6,500.1	306.7	5%	Total Revenue (FTE*)	1,534.5	1,677.0	(142.5)	(8)%

12.0	(81.5)	93.5	N/M	Provision for Credit Losses	5.0	(11.5)	16.5	N/M

2,248.0	2,011.0	237.0	12%	Compensation	584.3	510.2	74.1	15%
437.4	431.4	6.0	1%	Employee Benefits	103.6	107.9	(4.3)	(4)%
880.3	849.4	30.9	4%	Outside Services	232.9	224.2	8.7	4%
838.8	736.3	102.5	14%	Equipment and Software	229.4	196.1	33.3	17%
219.1	208.7	10.4	5%	Occupancy	65.7	51.8	13.9	27%
359.3	299.1	60.2	20%	Other Operating Expense	107.7	78.7	29.0	37%
4,982.9	4,535.9	447.0	10%	Total Noninterest Expense	1,323.6	1,168.9	154.7	13%
1,811.9	2,045.7	(233.8)	(11)%	Income before Income Taxes (FTE*)	205.9	519.6	(313.7)	(60)%
430.3	464.8	(34.5)	(7)%	Provision for Income Taxes	34.7	103.2	(68.5)	(66)%
45.6	35.6	10.0	28%	Taxable Equivalent Adjustment	15.5	10.0	5.5	55%
475.9	500.4	(24.5)	(5)%	Total Taxes (FTE*)	50.2	113.2	(63.0)	(56)%
$1,336.0	$1,545.3	$(209.3)	(14)%	Net Income	$155.7	$406.4	$(250.7)	(62)%

$41.8	$41.8	$—	—%	Dividends on Preferred Stock	$4.7	$4.7	$—	—%
11.8	12.9	(1.1)	(9)%	Earnings Allocated to Participating Securities	2.3	3.0	(0.7)	(26)%
1,282.4	1,490.6	(208.2)	(14)%	Earnings Allocated to Common and Potential Common Shares	148.7	398.7	(250.0)	(63)%

$6.16	$7.16	$(1.00)	(14)%	Earnings Per Share - Basic	$0.71	$1.92	$(1.21)	(63)%
$6.14	$7.14	$(1.00)	(14)%	Earnings Per Share - Diluted	$0.71	$1.91	$(1.20)	(63)%

208,309	208,076			Average Basic Shares (000s)	208,423	207,708
208,867	208,899			Average Diluted Shares (000s)	208,894	208,593
208,428	207,762			End of Period Shares Outstanding (000s)	208,428	207,762

N/M - Not meaningful
* Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.

Northern Trust Corporation
NET INCOME TRENDS
($ in Millions except per share information)

						2021				2022
2018	2019	2020	2021	2022		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
2,173.1	2,211.5	2,321.6	2,487.3	2,496.3	Asset Servicing Trust, Investment and Other Servicing Fees	620.5	611.5	630.2	625.1	662.4	642.7	603.2	588.0
1,580.6	1,640.6	1,673.4	1,873.8	1,936.3	WM Trust, Investment and Other Servicing Fees	443.2	463.9	480.8	485.9	506.0	500.7	475.5	454.1
3,753.7	3,852.1	3,995.0	4,361.1	4,432.6	Total Fees	1,063.7	1,075.4	1,111.0	1,111.0	1,168.4	1,143.4	1,078.7	1,042.1
307.2	250.9	290.4	292.6	288.6	Foreign Exchange Trading Income	78.7	70.6	66.4	76.9	80.9	77.6	64.7	65.4
51.8	44.5	45.4	44.3	39.3	Treasury Management Fees	11.2	11.3	11.2	10.6	11.1	10.6	9.3	8.3
98.3	103.6	133.2	140.2	136.2	Security Commissions and Trading Income	34.8	33.0	36.5	35.9	36.2	32.8	32.1	35.1
127.5	145.5	194.0	243.9	191.3	Other Operating Income	54.9	54.4	62.3	72.3	41.1	45.6	57.3	47.3
(1.0)	(1.4)	(0.4)	(0.3)	(214.0)	Investment Security Gains (Losses), net	—	—	—	(0.3)	—	—	(0.3)	(213.7)
4,337.5	4,395.2	4,657.6	5,081.8	4,874.0	Total Noninterest Income	1,243.3	1,244.7	1,287.4	1,306.4	1,337.7	1,310.0	1,241.8	984.5
1,663.9	1,710.7	1,477.6	1,418.3	1,932.8	Net Interest Income (FTE*)	346.7	343.9	357.1	370.6	387.7	469.8	525.3	550.0
6,001.4	6,105.9	6,135.2	6,500.1	6,806.8	Total Revenue (FTE*)	1,590.0	1,588.6	1,644.5	1,677.0	1,725.4	1,779.8	1,767.1	1,534.5

(14.5)	(14.5)	125.0	(81.5)	12.0	Provision for Credit Losses	(30.0)	(27.0)	(13.0)	(11.5)	2.0	4.5	0.5	5.0

1,806.9	1,859.0	1,947.1	2,011.0	2,248.0	Compensation	518.5	486.3	496.0	510.2	563.9	546.5	553.3	584.3
356.7	355.2	387.7	431.4	437.4	Employee Benefits	103.4	118.4	101.7	107.9	104.3	119.6	109.9	103.6
739.4	774.5	763.1	849.4	880.3	Outside Services	196.4	218.1	210.7	224.2	213.4	213.1	220.9	232.9
582.2	612.1	673.5	736.3	838.8	Equipment and Software	176.7	178.3	185.2	196.1	193.5	203.5	212.4	229.4
201.1	212.9	230.1	208.7	219.1	Occupancy	50.8	52.2	53.9	51.8	51.1	51.0	51.3	65.7
330.6	329.8	346.7	299.1	359.3	Other Operating Expense	71.7	67.5	81.2	78.7	79.7	89.9	82.0	107.7
4,016.9	4,143.5	4,348.2	4,535.9	4,982.9	Total Noninterest Expense	1,117.5	1,120.8	1,128.7	1,168.9	1,205.9	1,223.6	1,229.8	1,323.6
1,999.0	1,976.9	1,662.0	2,045.7	1,811.9	Income before Income Taxes (FTE*)	502.5	494.8	528.8	519.6	517.5	551.7	536.8	205.9
401.4	451.9	418.3	464.8	430.3	Provision for Income Taxes	120.8	118.4	122.4	103.2	121.5	144.4	129.7	34.7
41.2	32.8	34.4	35.6	45.6	Taxable Equivalent Adjustment	6.6	8.3	10.7	10.0	6.7	11.1	12.3	15.5
442.6	484.7	452.7	500.4	475.9	Total Taxes (FTE*)	127.4	126.7	133.1	113.2	128.2	155.5	142.0	50.2
$1,556.4	$1,492.2	$1,209.3	$1,545.3	$1,336.0	Net Income	$375.1	$368.1	$395.7	$406.4	$389.3	$396.2	394.8	$155.7
$6.68	$6.66	$5.48	$7.16	$6.16	Earnings Per Share - Basic	$1.71	$1.73	$1.81	$1.92	$1.78	$1.86	$1.80	$0.71
6.64	6.63	5.46	7.14	6.14	Earnings Per Share - Diluted	1.70	1.72	1.80	1.91	1.77	1.86	1.80	0.71
224,488	215,601	209,008	208,899	208,867	Average Diluted Shares (000s)	208,946	209,138	208,923	208,593	208,809	208,878	208,889	208,894
$46.4	$46.4	$56.2	$41.8	$41.8	Preferred Dividends**	$16.2	$4.7	$16.2	$4.7	$16.2	$4.7	$16.2	$4.7

* Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.
** Dividends on Preferred Stock in 2020 includes $11.5 million related to the difference between the redemption amount of the Corporation's Series C Non-Cumulative Perpetual Preferred Stock, which was redeemed in the first quarter of 2020, and its carrying value.

Northern Trust Corporation
TRUST, INVESTMENT AND OTHER SERVICING FEES DETAIL
($ in Millions)

						2021				2022
2018	2019	2020	2021	2022		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
					Asset Servicing

$1,501.1	$1,549.3	$1,586.1	$1,818.8	$1,700.1	Custody & Fund Administration	$446.0	$454.9	$460.2	$457.7	$452.7	$433.8	$407.3	$406.3
436.8	445.7	511.1	443.5	555.1	Investment Management	115.9	100.7	113.6	113.3	146.9	148.4	136.0	123.8
102.0	87.2	88.0	76.7	81.4	Securities Lending	18.2	19.5	20.2	18.8	18.8	21.6	21.7	19.3
133.2	129.3	136.4	148.3	159.7	Other	40.4	36.4	36.2	35.3	44.0	38.9	38.2	38.6
$2,173.1	$2,211.5	$2,321.6	$2,487.3	$2,496.3	Total Asset Servicing Trust, Investment and Other Servicing Fees	$620.5	$611.5	$630.2	$625.1	$662.4	$642.7	$603.2	$588.0

					Wealth Management

$607.8	$619.3	$607.3	$698.7	$692.6	Central	$164.2	$174.3	$178.8	$181.4	$181.7	$177.4	$171.3	$162.2
401.7	422.2	442.1	509.3	504.0	East	119.0	127.2	130.2	132.9	134.0	128.1	124.1	117.8
320.0	330.9	337.7	380.2	382.1	West	90.8	93.8	97.0	98.6	101.4	98.7	92.5	89.5
251.1	268.2	286.3	285.6	357.6	Global Family Office	69.2	68.6	74.8	73.0	88.9	96.5	87.6	84.6
$1,580.6	$1,640.6	$1,673.4	$1,873.8	$1,936.3	Total WM Trust, Investment and Other Servicing Fees	$443.2	$463.9	$480.8	$485.9	$506.0	$500.7	$475.5	$454.1

Northern Trust Corporation
BALANCE SHEET
END OF PERIOD
($ in Millions)
				CHANGE
Assets		12/31/2022	12/31/2021	$	%
	Federal Reserve and Other Central Bank Deposits	$39,961.9	$64,495.1	$(24,533.2)	(38)%
	Interest-Bearing Due from and Deposits with Banks(1)	4,926.6	3,849.2	1,077.4	28%
	Federal Funds Sold	32.0	—	32.0	N/M
	Securities Purchased under Agreements to Resell	1,070.3	686.4	383.9	56%
	Debt Securities:
	Available For Sale	26,699.9	38,010.5	(11,310.6)	(30)%
	Held To Maturity	25,036.1	23,564.5	1,471.6	6%
	Trading Account	95.2	0.3	94.9	N/M
	Total Debt Securities	51,831.2	61,575.3	(9,744.1)	(16)%
	Loans and Leases	42,893.3	40,480.6	2,412.7	6%
	Other Interest-Earning Assets(2)	1,769.4	1,189.4	580.0	49%
	Total Earning Assets	142,484.7	172,276.0	(29,791.3)	(17)%
	Allowance for Credit Losses	(161.1)	(150.6)	(10.5)	7%
	Cash and Due From Banks and Other Central Bank Deposits(3)	1,737.2	1,244.1	493.1	40%
	Buildings and Equipment	500.5	488.7	11.8	2%
	Client Security Settlement Receivables	1,698.3	1,941.2	(242.9)	(13)%
	Goodwill	691.3	706.2	(14.9)	(2)%
	Other Assets	8,085.8	7,384.2	701.6	10%
	Total Assets	$155,036.7	$183,889.8	$(28,853.1)	(16)%
Liabilities and Stockholders' Equity
	Savings, Money Market and Other	$31,128.6	$35,003.1	$(3,874.5)	(11)%
	Savings Certificates and Other Time	1,981.3	842.7	1,138.6	135%
	Non- U.S. Offices - Interest-Bearing	65,481.9	75,767.1	(10,285.2)	(14)%
	Total Interest-Bearing Deposits	98,591.8	111,612.9	(13,021.1)	(12)%
	Federal Funds Purchased	1,896.9	0.2	1,896.7	N/M
	Securities Sold under Agreements to Repurchase	567.2	531.9	35.3	7%
	Other Borrowings	7,592.3	3,583.8	4,008.5	112%
	Senior Notes	2,724.2	2,505.5	218.7	9%
	Long-Term Debt	2,066.2	1,145.7	920.5	80%
	Total Interest-Related Funds	113,438.6	119,380.0	(5,941.4)	(5)%
	Demand and Other Noninterest-Bearing Deposits	25,340.3	48,315.5	(22,975.2)	(48)%
	Other Liabilities	4,998.3	4,177.5	820.8	20%
	Total Liabilities	143,777.2	171,873.0	(28,095.8)	(16)%
	Common Equity	10,374.6	11,131.9	(757.3)	(7)%
	Preferred Equity	884.9	884.9	—	—%
	Total Stockholders' Equity	11,259.5	12,016.8	(757.3)	(6)%
	Total Liabilities and Stockholders' Equity	$155,036.7	$183,889.8	$(28,853.1)	(16)%

(1)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(2)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, and Federal Home Loan Bank and Federal Reserve stock, which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

Northern Trust Corporation
BALANCE SHEET TRENDS
PERIOD AVERAGES(1)
($ in Millions)

							2021				2022
	2018	2019	2020	2021	2022	Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	$23,899	$18,511	$27,904	$39,028	$36,249	Federal Reserve and Other Central Bank Deposits	$37,130	$37,415	$40,523	$40,986	$45,200	$36,691	$30,549	$32,755
	6,023	5,997	5,401	5,780	4,193	Interest-Bearing Due from and Deposits with Banks(2)	6,464	6,737	5,165	4,778	4,384	4,228	3,977	4,186
	21	13	2	—	6	Federal Funds Sold	—	—	—	—	1	2	5	14
	1,478	835	1,253	1,067	1,071	Securities Purchased under Agreements to Resell	1,551	1,012	841	876	692	1,149	1,271	1,166
						Debt Securities:
	35,240	38,016	40,643	38,987	32,060	Available For Sale	42,664	37,618	37,515	38,216	37,496	35,677	28,483	26,742
	14,258	11,650	14,353	20,617	22,970	Held To Maturity	17,352	21,798	20,300	22,960	21,308	20,244	25,127	25,135
	1	1	1	1	12	Trading Account	—	1	1	1	1	—	—	46
	49,499	49,667	54,997	59,605	55,042	Total Debt Securities	60,017	59,416	57,816	61,177	58,805	55,921	53,610	51,924
	32,029	31,053	33,499	37,208	41,031	Loans and Leases	34,201	36,282	38,411	39,860	39,544	40,747	41,466	42,329
	783	1,034	1,077	1,186	1,248	Other Interest-Earning Assets(3)	1,225	1,163	1,198	1,157	1,143	1,163	1,269	1,414
	113,731	107,109	124,133	143,873	138,839	Total Earning Assets	140,589	142,024	143,953	148,834	149,768	139,902	132,147	133,789

	(126)	(111)	(178)	(173)	(154)	Allowance for Credit Losses	(199)	(177)	(161)	(156)	(152)	(156)	(154)	(155)
	2,534	2,394	2,603	2,286	2,070	Cash and Due From Banks and Other Central Bank Deposits(4)	2,615	2,403	2,012	2,124	2,047	2,559	1,903	1,774
	439	426	509	503	489	Buildings and Equipment	509	505	500	497	495	488	481	491
	1,002	1,070	1,358	1,530	1,722	Client Security Settlement Receivables	1,669	1,533	1,284	1,639	1,826	1,588	1,667	1,810
	643	683	695	707	692	Goodwill	707	708	709	705	704	694	686	686
	4,725	5,981	7,691	7,637	8,894	Other Assets	7,367	7,305	8,156	7,711	7,455	9,010	9,673	9,409
	$122,947	$117,551	$136,811	$156,363	$152,552	Total Assets	$153,256	$154,300	$156,453	$161,354	$162,143	$154,084	$146,402	$147,804

						Liabilities and Stockholders' Equity
	$15,149	$16,578	$23,396	$28,339	$30,205	Savings, Money Market and Other	$26,736	$27,427	$28,472	$30,676	$32,329	$30,968	$29,089	$28,489
	871	868	1,266	887	1,060	Savings Certificates and Other Time	924	899	871	857	842	792	986	1,611
	58,557	54,885	60,486	69,713	65,031	Non- U.S. Offices - Interest-Bearing	68,306	69,202	70,211	71,099	68,200	63,901	64,057	64,024
	74,577	72,331	85,149	98,940	96,296	Total Interest-Bearing Deposits	95,965	97,528	99,554	102,631	101,371	95,661	94,133	94,123
	2,763	1,267	981	191	1,408	Federal Funds Purchased	406	195	166	—	—	923	1,968	2,705
	525	339	218	232	434	Securities Sold under Agreements to Repurchase	90	229	293	314	254	597	490	392
	7,496	7,753	6,401	5,050	5,464	Other Borrowings	4,681	5,196	5,527	4,789	3,691	4,187	5,991	7,933
	1,704	2,389	3,234	2,856	2,756	Senior Notes	3,058	3,023	2,841	2,510	2,442	2,885	2,970	2,722
	1,297	1,139	1,189	1,166	1,259	Long-Term Debt	1,179	1,169	1,166	1,151	1,128	1,096	1,088	1,719
	278	278	278	218	—	Floating Rate Capital Debt	278	278	278	42	—	—	—	—
	88,638	85,495	97,450	108,653	107,616	Total Interest-Related Funds	105,656	107,617	109,824	111,437	108,886	105,348	106,638	109,594
	20,527	17,456	23,362	31,144	29,296	Demand and Other Noninterest-Bearing Deposits	30,451	30,469	30,241	33,390	37,129	33,733	24,356	22,186
	3,553	3,952	4,806	4,870	4,558	Other Liabilities	5,611	4,663	4,534	4,685	4,616	4,096	4,473	5,044
	112,718	106,903	125,618	144,666	141,471	Total Liabilities	141,718	142,749	144,600	149,512	150,632	143,177	135,467	136,824
	9,347	9,705	10,307	10,812	10,197	Common Equity	10,653	10,666	10,968	10,957	10,626	10,022	10,051	10,095
	882	943	886	885	885	Preferred Equity	885	885	885	885	885	885	885	885
	10,229	10,648	11,193	11,697	11,081	Total Stockholders' Equity	11,537	11,551	11,853	11,842	11,511	10,907	10,936	10,979
	$122,947	$117,551	$136,811	$156,363	$152,552	Total Liabilities and Stockholders' Equity	$153,256	$154,300	$156,453	$161,354	$162,143	$154,084	$146,402	$147,804

(1)	Summations may not equal due to rounding
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, and Federal Home Loan Bank and Federal Reserve stock, which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

Northern Trust Corporation
BALANCE SHEET MIX TRENDS
PERIOD AVERAGES(1)

							2021				2022
	2018	2019	2020	2021	2022	Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	19.4%	15.7%	20.4%	25.0%	23.8%	Federal Reserve and Other Central Bank Deposits	24.2%	24.2%	25.9%	25.4%	27.9%	23.8%	20.9%	22.2%
	4.9	5.1	3.9	3.7	2.7	Interest-Bearing Due from and Deposits with Banks(2)	4.2	4.4	3.3	3.0	2.7	2.7	2.7	2.8
	—	—	—	—	—	Federal Funds Sold	—	—	—	—	—	—	—	—
	1.2	0.7	0.9	0.7	0.7	Securities Purchased under Agreements to Resell	1.0	0.7	0.5	0.5	0.4	0.7	0.9	0.8
						Debt Securities:
	28.7	32.3	29.7	24.9	21.0	Available For Sale	27.8	24.4	37.0	23.7	23.1	23.2	19.5	18.1
	11.6	9.9	10.5	13.2	15.1	Held To Maturity	11.3	14.1	13.0	14.2	13.1	13.1	17.2	17.0
	—	—	—	—	—	Trading Account	—	—	—	—	—	—	—	—
	40.3	42.3	40.2	38.1	36.1	Total Debt Securities	39.2	38.5	37.0	37.9	36.3	36.3	36.6	35.1
	26.1	26.4	24.5	23.8	26.9	Loans and Leases	22.3	23.5	24.6	24.7	24.4	26.4	28.3	28.6
	0.6	0.9	0.8	0.8	0.8	Other Interest-Earning Assets(3)	0.8	0.8	0.8	0.7	0.7	0.8	0.9	1.0
	92.5	91.1	90.7	92.0	91.0	Total Earning Assets	91.7	92.0	92.0	92.2	92.4	90.8	90.3	90.5

	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	Allowance for Credit Losses	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
	2.1	2.0	1.9	1.5	1.4	Cash and Due From Banks and Other Central Bank Deposits(4)	1.7	1.6	1.3	1.3	1.3	1.7	1.3	1.2
	0.4	0.4	0.4	0.3	0.3	Buildings and Equipment	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
	0.8	0.9	1.0	1.0	1.1	Client Security Settlement Receivables	1.1	1.0	0.8	1.0	1.1	1.0	1.1	1.2
	0.5	0.6	0.5	0.5	0.5	Goodwill	0.5	0.5	0.5	0.4	0.4	0.5	0.5	0.5
	3.8	5.1	5.6	4.9	5.8	Other Assets	4.8	4.7	5.2	4.8	4.6	5.8	6.6	6.4
	100.0%	100.0%	100.0%	100.0%	100.0%	Total Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

						Liabilities and Stockholders' Equity
	12.3%	14.1%	17.1%	18.1%	19.8%	Savings, Money Market and Other	17.4%	17.8%	18.2%	19.0%	19.9%	20.1%	19.9%	19.3%
	0.7	0.7	0.9	0.6	0.7	Savings Certificates and Other Time	0.6	0.6	0.6	0.5	0.5	0.5	0.7	1.1
	47.6	46.7	44.2	44.6	42.6	Non- U.S. Offices - Interest-Bearing	44.6	44.8	44.9	44.1	42.1	41.5	43.8	43.3
	60.7	61.5	62.2	63.3	63.1	Total Interest-Bearing Deposits	62.6	63.2	63.6	63.6	62.5	62.1	64.3	63.7
	2.2	1.1	0.7	0.1	0.9	Federal Funds Purchased	0.3	0.1	0.1	—	—	0.6	1.3	1.8
	0.4	0.3	0.2	0.1	0.3	Securities Sold under Agreements to Repurchase	0.1	0.1	0.2	0.2	0.2	0.4	0.3	0.3
	6.1	6.6	4.7	3.2	3.6	Other Borrowings	3.1	3.4	3.5	3.0	2.3	2.7	4.1	5.4
	1.4	2.0	2.4	1.8	1.8	Senior Notes	2.0	2.0	1.8	1.6	1.5	1.9	2.0	1.8
	1.1	1.0	0.9	0.7	0.8	Long-Term Debt	0.8	0.8	0.7	0.7	0.7	0.7	0.7	1.2
	0.2	0.2	0.2	0.1	—	Floating Rate Capital Debt	0.2	0.2	0.2	—	—	—	—	—
	72.1	72.7	71.2	69.5	70.5	Total Interest-Related Funds	68.9	69.7	70.2	69.1	67.2	68.4	72.8	74.1
	16.7	14.8	17.1	19.9	19.2	Demand and Other Noninterest-Bearing Deposits	19.9	19.7	19.3	20.7	22.9	21.9	16.6	15.0
	2.9	3.4	3.5	3.1	3.0	Other Liabilities	3.7	3.0	2.9	2.9	2.8	2.7	3.1	3.4
	91.7	90.9	91.8	92.5	92.7	Total Liabilities	92.5	92.5	92.4	92.7	92.9	92.9	92.5	92.6
	7.6	8.3	7.5	6.9	6.7	Common Equity	7.0	6.9	7.0	6.8	6.6	6.5	6.9	6.8
	0.7	0.8	0.6	0.6	0.6	Preferred Equity	0.6	0.6	0.6	0.5	0.5	0.6	0.6	0.6
	8.3	9.1	8.2	7.5	7.3	Total Stockholders' Equity	7.5	7.5	7.6	7.3	7.1	7.1	7.5	7.4
	100.0%	100.0%	100.0%	100.0%	100.0%	Total Liabilities and Stockholders' Equity	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Summations may not equal due to rounding
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, and Federal Home Loan Bank and Federal Reserve stock, which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

Northern Trust Corporation
INTEREST RATE TRENDS (FTE(1) Basis)
PERIOD AVERAGES

Net Interest Income (FTE Adjusted), a non-GAAP financial measure, includes adjustments to a fully taxable equivalent basis for loans and securities. A reconciliation of net interest income, net interest margin, and net interest spread on a GAAP basis to net interest income, net interest margin, and net interest spread on an FTE basis, respectively, (each of which is a non-GAAP financial measure) is provided on pages 11 and 12. Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).

							2021				2022
	2018	2019	2020	2021	2022	Earnings Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	0.87%	0.98%	0.10%	0.03%	1.30%	Federal Reserve and Other Central Bank Deposits	—%	0.01%	0.04%	0.06%	0.16%	0.65%	1.76%	3.15%
	1.16%	1.21%	0.41%	0.16%	1.11%	Interest-Bearing Due from and Deposits with Banks(2)	0.15%	0.16%	0.15%	0.18%	0.24%	0.62%	1.45%	2.18%
	2.18%	2.73%	1.37%	0.41%	3.22%	Federal Funds Sold	0.41%	0.41%	0.41%	0.41%	0.45%	0.75%	2.79%	3.91%
	2.22%	2.10%	0.31%	0.33%	9.68%	Securities Purchased under Agreements to Resell(4)	0.27%	0.34%	0.38%	0.38%	0.50%	2.47%	9.51%	22.24%
						Debt Securities:
	2.13%	2.51%	1.77%	1.28%	1.91%	Available for Sale	1.45%	1.25%	1.18%	1.20%	1.30%	1.55%	2.10%	3.02%
	1.08%	0.94%	0.59%	0.80%	1.26%	Held to Maturity	0.59%	0.86%	0.97%	0.84%	0.94%	1.11%	1.38%	1.54%
	6.19%	3.29%	3.27%	1.59%	3.84%	Trading Account	6.55%	0.87%	0.32%	0.12%	10.09%	5.40%	23.60%	3.54%
	1.83%	2.14%	1.46%	1.11%	1.64%	Total Debt Securities	1.16%	1.11%	1.11%	1.06%	1.17%	1.39%	1.76%	2.30%
	3.45%	3.74%	2.32%	1.92%	3.28%	Loans and Leases	2.05%	1.91%	1.87%	1.88%	1.97%	2.53%	3.64%	4.86%
	5.01%	3.56%	3.63%	3.43%	4.03%	Other Interest-Earning Assets(3)	2.65%	3.27%	3.92%	3.88%	2.69%	4.07%	3.92%	5.14%
	2.08%	2.36%	1.35%	1.00%	2.11%	Total Earning Assets	1.03%	0.99%	1.00%	0.99%	1.06%	1.54%	2.44%	3.52%

						Interest-Bearing Funds
	0.54%	0.97%	0.20%	0.05%	0.74%	Savings, Money Market and Other	0.06%	0.04%	0.04%	0.04%	0.04%	0.24%	0.94%	1.83%
	0.90%	1.86%	1.30%	0.55%	1.68%	Savings Certificates and Other Time	0.67%	0.49%	0.53%	0.49%	0.51%	0.58%	1.61%	2.86%
	0.50%	0.57%	(0.03)%	(0.11)%	0.56%	Non- U.S. Offices - Interest-Bearing	(0.11)%	(0.11)%	(0.12)%	(0.12)%	(0.12)%	0.02%	0.65%	1.70%
	0.52%	0.68%	0.06%	(0.06)%	0.63%	Total Interest-Bearing Deposits	(0.06)%	(0.06)%	(0.07)%	(0.06)%	(0.06)%	0.10%	0.75%	1.76%
	1.82%	2.05%	0.22%	(0.19)%	2.43%	Federal Funds Purchased	0.06%	(0.95)%	0.09%	—%	0.05%	1.22%	2.00%	3.14%
	1.48%	1.89%	0.47%	0.07%	20.94%	Securities Sold under Agreements to Repurchase(4)	0.07%	0.03%	0.06%	0.11%	0.49%	4.01%	20.72%	59.59%
	2.00%	2.34%	0.71%	0.28%	2.31%	Other Borrowings	0.30%	0.25%	0.26%	0.32%	0.35%	0.80%	2.36%	3.95%
	3.13%	3.04%	2.24%	1.69%	3.36%	Senior Notes	1.82%	1.82%	1.64%	1.44%	1.59%	2.65%	3.79%	5.18%
	3.47%	3.36%	2.24%	1.81%	3.49%	Long-Term Debt	1.83%	1.83%	1.79%	1.80%	1.94%	2.47%	3.41%	5.19%
	2.72%	2.98%	1.52%	0.78%	—%	Floating Rate Capital Debt	0.81%	0.76%	0.75%	0.86%	—%	—%	—%	—%
	0.79%	0.96%	0.21%	0.02%	0.92%	Total Interest-Related Funds	0.04%	0.03%	0.02%	0.01%	0.01%	0.25%	1.07%	2.30%

	1.29%	1.40%	1.14%	0.98%	1.19%	Net Interest Spread	0.99%	0.96%	0.98%	0.98%	1.05%	1.29%	1.37%	1.22%

	1.46%	1.60%	1.19%	0.99%	1.39%	Net Interest Margin	1.00%	0.97%	0.98%	0.99%	1.05%	1.35%	1.58%	1.63%

(1)	Fully taxable equivalent. FTE adjustments are based on a federal income tax rate of 21%, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, and Federal Home Loan Bank and Federal Reserve stock, which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(4)	Includes the impact of balance sheet netting under master netting arrangements of approximately $6.0 billion for the three months ended December 31, 2022 and $3.6 for the twelve months ended December 31, 2022 . Excluding the impact of netting, the average interest rate on Securities Purchased under Agreements to Resell would be approximately 3.64% for the three months ended December 31, 2022 and 2.23% for the twelve months ended December 31, 2022. Excluding the impact of netting, the average interest rate on Securities Sold under Agreements to Repurchase would be approximately 3.68% for the three months ended December 31, 2022 and 2.27% for the twelve months ended December 31, 2022.

Northern Trust Corporation
ASSET QUALITY
END OF PERIOD
($ in Millions)

							2021				2022
	2018	2019	2020	2021	2022		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

	$153.8	$138.2	$124.4	$259.9	$184.7	Beginning Allowance for Credit Losses	$259.9	$230.8	$207.0	$195.1	$184.7	$189.9	$199.9	$195.9

	—	—	13.7	—	—	Cumulative Effect Adjustment*	—	—	—	—	—	—	—	—

	(14.5)	(14.5)	125.0	(81.5)	12.0	Provision for Credit Losses	(30.0)	(27.0)	(13.0)	(11.5)	2.0	4.5	0.5	5.0

						(Charge-offs) Recoveries
	(10.1)	(6.5)	(9.7)	(0.7)	(6.0)	Charge-offs	(0.4)	—	—	(0.3)	(0.1)	—	(5.4)	(0.5)
	9.0	7.2	6.5	7.0	10.2	Recoveries	1.3	3.2	1.1	1.4	3.3	5.5	0.9	0.5
	(1.1)	0.7	(3.2)	6.3	4.2	Net (Charge-offs) Recoveries	0.9	3.2	1.1	1.1	3.2	5.5	(4.5)	—
	$138.2	$124.4	$259.9	$184.7	$200.9	Ending Allowance for Credit Losses	$230.8	$207.0	$195.1	$184.7	$189.9	$199.9	$195.9	$200.9

	$112.6	$104.5	$190.7	$138.4	$144.3	Allowance for Credit Losses Assigned to:	$165.4	$148.8	$143.9	$138.4	$136.3	$138.2	$138.7	$144.3
						Loans and Leases
	25.6	19.9	61.1	34.1	38.5	Undrawn Loan Commitments and Standby Letters of Credit	55.1	46.5	39.8	34.1	37.5	43.5	40.7	38.5
	—	—	8.1	12.2	18.1	Debt Securities and Other Financial Assets	10.3	11.7	11.4	12.2	16.1	18.2	16.5	18.1
	$138.2	$124.4	$259.9	$184.7	$200.9	Total Allowance for Credit Losses	$230.8	$207.0	$195.1	$184.7	$189.9	$199.9	$195.9	$200.9

	$32,029	$31,053	$33,499	$37,208	$41,031	Average Loans and Leases Outstanding	$34,201	$36,282	$38,411	$39,860	$39,544	$40,747	$41,466	$42,329

	—%	—%	(0.01)%	0.02%	0.01%	Annualized Loan-Related Net (Charge-offs) Recoveries to	0.01%	0.04%	0.01%	0.01%	0.03%	0.05%	(0.04)%	—%
						Average Loans and Leases

	$32,490	$31,410	$33,760	$40,481	$42,893	End of Period Loans and Leases Outstanding	$34,344	$37,407	$39,457	$40,481	$39,239	$41,208	$43,992	$42,893

	0.35%	0.33%	0.56%	0.34%	0.34%	Allowance for Credit Losses Assigned to Loans	0.48%	0.40%	0.36%	0.34%	0.35%	0.34%	0.32%	0.34%
						and Leases to Total Loans and Leases

						Nonaccrual Assets
	$109.3	$83.6	$131.7	$122.3	$45.9	Nonaccrual Loans and Leases	$123.8	$106.5	$141.0	$122.3	$100.8	$89.7	$76.4	$45.9
	8.4	3.2	0.7	3.0	—	Other Real Estate Owned (OREO)	1.5	0.2	0.2	3.0	0.2	0.1	—	—
	$117.7	$86.8	$132.4	$125.3	$45.9	Total Nonaccrual Assets	$125.3	$106.7	$141.2	$125.3	$101.0	$89.8	$76.4	$45.9

	0.36%	0.28%	0.39%	0.31%	0.11%	Nonaccrual Assets to Loans and Leases and OREO	0.36%	0.29%	0.36%	0.31%	0.26%	0.22%	0.17%	0.11%
						Loans and Leases Allowance to Nonaccrual
	1.0x	1.3x	1.4x	1.1x	3.1x	Loans and Leases	1.3x	1.4x	1.0x	1.1x	1.4x	1.5x	1.8x	3.1x

*	Upon the January 1, 2020 adoption of ASU 2016-13, Northern Trust increased the allowance for credit losses by $13.7 million, with a corresponding cumulative effect adjustment to decrease retained earnings $10.1 million, net of tax.

Northern Trust Corporation
ASSETS UNDER MANAGEMENT AND CUSTODY
END OF PERIOD
($ in Billions)

						2021				2022
2018	2019	2020	2021	2022		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
					Assets Under Management
$790.8	$917.5	$1,057.5	$1,191.0	$898.1	Asset Servicing	$1,093.7	$1,168.3	$1,159.5	$1,191.0	$1,091.6	$950.0	$873.7	$898.1
					Asset allocation:
403.3	483.8	551.7	626.6	485.0	Equities	573.5	616.0	594.9	626.6	582.8	479.1	444.1	485.0
105.3	114.6	120.1	132.6	107.1	Fixed Income Securities	117.1	132.6	127.9	132.6	122.8	114.8	103.1	107.1
132.4	156.1	198.8	236.2	157.7	Cash and Other Assets	201.9	220.4	228.6	236.2	208.8	186.8	164.4	157.7
149.8	163.0	186.9	195.6	148.3	Securities Lending Collateral	201.2	199.3	208.1	195.6	177.2	169.3	162.1	148.3
$278.6	$313.8	$347.8	$416.1	$351.4	Wealth Management	$355.4	$371.1	$372.9	$416.1	$396.2	$352.8	$336.2	$351.4
					Asset allocation:
130.9	167.0	182.0	229.9	186.3	Equities	196.1	211.8	211.5	229.9	218.1	185.0	171.0	186.3
73.0	79.2	84.7	83.5	79.4	Fixed Income Securities	81.8	82.3	82.7	83.5	81.6	80.1	79.5	79.4
74.6	67.5	81.1	102.7	85.7	Cash and Other Assets	77.5	77.0	78.7	102.7	96.5	87.7	85.7	85.7
0.1	0.1	—	—	—	Securities Lending Collateral	—	—	—	—	—	—	—	—
$1,069.4	$1,231.3	$1,405.3	$1,607.1	$1,249.5	Total Assets Under Management	$1,449.1	$1,539.4	$1,532.4	$1,607.1	$1,487.8	$1,302.8	$1,209.9	$1,249.5
					Asset allocation:
$534.2	$650.8	$733.7	$856.5	$671.3	Equities	$769.6	$827.8	$806.4	$856.5	$800.9	$664.1	$615.1	$671.3
178.3	193.8	204.8	216.1	186.5	Fixed Income Securities	198.9	214.9	210.6	216.1	204.4	194.9	182.6	186.5
207.0	223.6	279.9	338.9	243.4	Cash and Other Assets	279.4	297.4	307.3	338.9	305.3	274.5	250.1	243.4
149.9	163.1	186.9	195.6	148.3	Securities Lending Collateral	201.2	199.3	208.1	195.6	177.2	169.3	162.1	148.3

					Assets Under Custody / Administration
$9,490.5	$11,311.6	$13,653.1	$15,183.2	$12,705.5	Asset Servicing	$13,876.3	$14,754.1	$14,800.2	$15,183.2	$14,513.0	$12,812.2	$11,954.0	$12,705.5
634.8	738.8	879.4	1,065.6	898.5	Wealth Management	918.8	973.0	976.0	1,065.6	1,031.1	921.5	868.0	898.5
$10,125.3	$12,050.4	$14,532.5	$16,248.8	$13,604.0	Total Assets Under Custody / Administration	$14,795.1	$15,727.1	$15,776.2	$16,248.8	$15,544.1	$13,733.7	$12,822.0	$13,604.0
					Assets Under Custody
$6,971.0	$8,497.8	$10,387.7	$11,554.8	$9,712.3	Asset Servicing	$10,618.0	$11,260.8	$11,283.6	$11,554.8	$10,987.5	$9,771.2	$9,125.5	$9,712.3
					Asset allocation:
3,043.0	3,866.6	4,751.0	5,404.3	4,312.8	Equities	5,005.7	5,334.8	5,298.8	5,404.3	5,062.5	4,272.7	3,939.7	4,312.8
2,700.2	3,102.3	3,742.6	3,997.5	3,252.1	Fixed Income Securities	3,688.4	3,892.9	3,908.3	3,997.5	3,768.9	3,378.8	3,157.1	3,252.1
1,078.0	1,365.9	1,707.2	1,957.4	1,999.1	Cash and Other Assets	1,722.7	1,833.8	1,868.4	1,957.4	1,978.9	1,950.4	1,866.6	1,999.1
149.8	163.0	186.9	195.6	148.3	Securities Lending Collateral	201.2	199.3	208.1	195.6	177.2	169.3	162.1	148.3
$622.9	$735.7	$875.1	$1,057.5	$892.3	Wealth Management	$916.2	$967.8	$962.9	$1,057.5	$1,022.9	$913.0	$860.8	$892.3
					Asset allocation:
336.5	432.0	542.9	644.8	497.9	Equities	575.0	616.3	600.7	644.8	615.2	512.8	469.3	497.9
122.2	134.3	128.3	142.1	134.0	Fixed Income Securities	130.3	136.7	138.2	142.1	140.5	135.0	131.6	134.0
164.1	169.3	203.9	270.6	260.4	Cash and Other Assets	210.9	214.8	224.0	270.6	267.2	265.2	259.9	260.4
0.1	0.1	—	—	—	Securities Lending Collateral	—	—	—	—	—	—	—	—
$7,593.9	$9,233.5	$11,262.8	$12,612.3	$10,604.6	Total Assets Under Custody	$11,534.2	$12,228.6	$12,246.5	$12,612.3	$12,010.4	$10,684.2	$9,986.3	$10,604.6
					Asset allocation:
$3,379.5	$4,298.6	$5,293.9	$6,049.1	$4,810.7	Equities	$5,580.7	$5,951.0	$5,899.5	$6,049.1	$5,677.7	$4,785.5	$4,409.0	$4,810.7
2,822.4	3,236.6	3,870.9	4,139.6	3,386.1	Fixed Income Securities	3,818.7	4,029.6	4,046.5	4,139.6	3,909.4	3,513.8	3,288.7	3,386.1
1,242.1	1,535.2	1,911.1	2,228.0	2,259.5	Cash and Other Assets	1,933.6	2,048.7	2,092.4	2,228.0	2,246.1	2,215.6	2,126.5	2,259.5
149.9	163.1	186.9	195.6	148.3	Securities Lending Collateral	201.2	199.3	208.1	195.6	177.2	169.3	162.1	148.3

					Memo
$83.5	$94.2	$114.0	$144.9	$119.9	WM Global Family Office AUM	$114.3	$119.7	$120.4	$144.9	$136.6	$121.9	$117.1	$119.9
405.5	474.1	600.7	742.6	614.9	WM Global Family Office AUC	635.2	675.4	668.9	742.6	720.8	642.2	598.4	614.9

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
($ in Millions)

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial measures presented on an FTE basis.

						2021				2022
2018	2019	2020	2021	2022		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$2,321.4	$2,499.9	$1,643.5	$1,406.5	$2,877.7	Interest Income - GAAP	$349.9	$343.1	$351.3	$362.2	$383.5	$524.8	$799.3	$1,170.1
41.2	32.8	34.4	35.6	45.6	Add: FTE Adjustment	6.6	8.3	10.7	10.0	6.7	11.1	12.3	15.5
2,362.6	2,532.7	1,677.9	1,442.1	2,923.3	Interest Income (FTE) - Non-GAAP	356.5	351.4	362.0	372.2	390.2	535.9	811.6	1,185.6

1,622.7	1,677.9	1,443.2	1,382.7	1,887.2	Net Interest Income - GAAP	340.1	335.6	346.4	360.6	381.0	458.7	513.0	534.5
41.2	32.8	34.4	35.6	45.6	Add: FTE Adjustment	6.6	8.3	10.7	10.0	6.7	11.1	12.3	15.5
1,663.9	1,710.7	1,477.6	1,418.3	1,932.8	Net Interest Income (FTE) - Non-GAAP	346.7	343.9	357.1	370.6	387.7	469.8	525.3	550.0

5,960.2	6,073.1	6,100.8	6,464.5	6,761.2	Total Revenue - GAAP	1,583.4	1,580.3	1,633.8	1,667.0	1,718.7	1,768.7	1,754.8	1,519.0
41.2	32.8	34.4	35.6	45.6	Add: FTE Adjustment	6.6	8.3	10.7	10.0	6.7	11.1	12.3	15.5
6,001.4	6,105.9	6,135.2	6,500.1	6,806.8	Total Revenue (FTE) - Non-GAAP	1,590.0	1,588.6	1,644.5	1,677.0	1,725.4	1,779.8	1,767.1	1,534.5

1,957.8	1,944.1	1,627.6	2,010.1	1,766.3	Income before Income Taxes - GAAP	495.9	486.5	518.1	509.6	510.8	540.6	524.5	190.4
41.2	32.8	34.4	35.6	45.6	Add: FTE Adjustment	6.6	8.3	10.7	10.0	6.7	11.1	12.3	15.5
1,999.0	1,976.9	1,662.0	2,045.7	1,811.9	Income before Income Taxes (FTE) - Non-GAAP	502.5	494.8	528.8	519.6	517.5	551.7	536.8	205.9

401.4	451.9	418.3	464.8	430.3	Provision for Income Taxes - GAAP	120.8	118.4	122.4	103.2	121.5	144.4	129.7	34.7
41.2	32.8	34.4	35.6	45.6	Add: FTE Adjustment	6.6	8.3	10.7	10.0	6.7	11.1	12.3	15.5
442.6	484.7	452.7	500.4	475.9	Provision for Income Taxes (FTE) - Non-GAAP	127.4	126.7	133.1	113.2	128.2	155.5	142.0	50.2

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
RATIOS

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

	Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial ratios presented on an FTE basis.

							2021				2022
	2018	2019	2020	2021	2022		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

	32.8%	32.0%	26.7%	31.1%	26.1%	Profit Margin (pre-tax) - GAAP (1)	31.3%	30.8%	31.7%	30.6%	29.7%	30.6%	29.9%	12.5%
	33.3%	32.4%	27.1%	31.5%	26.6%	Profit Margin (pre-tax) (FTE) - Non-GAAP (1)	31.6%	31.1%	32.2%	31.0%	30.0%	31.0%	30.4%	13.4%

	26.1%	24.6%	19.8%	23.9%	19.8%	Profit Margin (after-tax) - GAAP (2)	23.7%	23.3%	24.2%	24.4%	22.7%	22.4%	22.5%	10.2%
	25.9%	24.4%	19.7%	23.8%	19.6%	Profit Margin (after-tax) (FTE) - Non-GAAP (2)	23.6%	23.2%	24.1%	24.2%	22.6%	22.3%	22.3%	10.1%

	20.5%	23.2%	25.7%	23.1%	24.4%	Effective Tax Rate - GAAP (3)	24.4%	24.3%	23.6%	20.2%	23.8%	26.7%	24.7%	18.2%
	22.1%	24.5%	27.2%	24.5%	26.3%	Effective Tax Rate (FTE) - Non-GAAP (3)	25.4%	25.6%	25.2%	21.8%	24.8%	28.2%	26.4%	24.4%

	72.8%	72.4%	76.3%	78.6%	72.1%	Noninterest Income to Total Revenue - GAAP (4)	78.5%	78.8%	78.8%	78.4%	77.8%	74.1%	70.8%	64.8%
	72.3%	72.0%	75.9%	78.2%	71.6%	Noninterest Income to Total Revenue (FTE) - Non-GAAP (4)	78.2%	78.4%	78.3%	77.9%	77.5%	73.6%	70.3%	64.2%

	63.0%	63.4%	65.5%	67.5%	65.6%	Trust Fees to Total Revenue - GAAP (5)	67.2%	68.1%	68.0%	66.6%	68.0%	64.6%	61.5%	68.6%
	62.5%	63.1%	65.1%	67.1%	65.1%	Trust Fees to Total Revenue (FTE) - Non-GAAP (5)	66.9%	67.7%	67.6%	66.2%	67.7%	64.2%	61.0%	67.9%

	1.25%	1.37%	1.11%	0.96%	1.15%	Net Interest Spread - GAAP (6)	0.97%	0.94%	0.95%	0.96%	1.03%	1.25%	1.33%	1.17%
	1.29%	1.40%	1.14%	0.98%	1.19%	Net Interest Spread (FTE) - Non-GAAP (6)	0.99%	0.96%	0.98%	0.98%	1.05%	1.29%	1.37%	1.22%

	1.43%	1.57%	1.16%	0.96%	1.36%	Net Interest Margin - GAAP (7)	0.98%	0.95%	0.95%	0.96%	1.03%	1.31%	1.54%	1.58%
	1.46%	1.60%	1.19%	0.99%	1.39%	Net Interest Margin (FTE) - Non-GAAP (7)	1.00%	0.97%	0.98%	0.99%	1.05%	1.35%	1.58%	1.63%

(1)	Profit margin (pre-tax) is calculated by dividing income before income taxes by total revenue. Profit margin (pre-tax) on an FTE basis is calculated by dividing income before income taxes on an FTE basis by total revenue on an FTE basis.
(2)	Profit margin (after-tax) is calculated by dividing net income by total revenue. Profit margin (after-tax) on an FTE basis is calculated by dividing net income by total revenue on an FTE basis.
(3)	Effective tax rate is calculated by dividing the provision for income taxes by income before income taxes. Effective tax rate on an FTE basis is calculated by dividing the provision for income taxes on an FTE basis by income before income taxes on an FTE basis.
(4)	Noninterest income to total revenue is calculated by dividing noninterest income by total revenue. Noninterest income to total revenue on an FTE basis is calculated by dividing noninterest income by total revenue on an FTE basis.
(5)	Trust fees to total revenue is calculated by dividing total trust, investment and other servicing fees by total revenue. Trust fees to total revenue on an FTE basis is calculated by dividing total trust, investment and other servicing fees by total revenue on an FTE basis.
(6)	Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds). Net interest spread on an FTE basis is calculated as the difference between the interest rate earned (annualized interest income on an FTE basis divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).
(7)	Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest margin on an FTE basis is calculated by dividing annualized net interest income on an FTE basis by average interest-earning assets.